NEW RIVER PHARMACEUTICALS

NEW RIVER PHARMACEUTICALS

First Albany Capital
Annual Growth Conference
December 7, 2005
RJ Kirk (Chairman and CEO)

Krish Krishnan (CFO/COO)
Exhibit 99.1

Forward Looking Statements
This presentation may contain forward-looking statements that reflect management’s current views as to the Company’s clinical trials, regulatory approval process, product development,
research programs and other future events and operations. These forward-looking statements involve uncertainties and risks that are detailed in the Company’s Annual Report on Form 10-K filed with the SEC on April 1, 2005, as well as other public filings with the SEC. Actual results could differ materially from these
forward-looking statements.

A platform technology yielding
proprietary products that offer significant clinical
advantages with low technical risk and
shorter development pathway, facing timely market
demand, in a favorable regulatory climate.
Investment Thesis

■
NRP104
•
New Drug Application (NDA) on NRP104 filed on December 6, 2005
•
2 of 3 clinical abuse liability studies completed and meet objectives
•
Remaining study is on-going and will be submitted during the review cycle
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NRP290
•
Phase I clinical study completed
•
Phase I/II dose ranging study underway
•
Regulatory strategy to be finalized following completion of study
■
NRP388
•
IND on NRP388 anticipated by end of 2Q 2006
■
NRP409
•
Pre-clinical studies to date meet desired objectives
•
IND on NRP409 anticipated by end of 2Q 2006
Pipeline Update

Meaning of ‘Abuse Resistance’
■
Policy makers encourage and support technologies that meaningfully inhibit abuse of therapeutics that otherwise are subject to abuse and diversion
■
Track record of formulation and packaging approaches has been poor
■
No existing ‘standard’ test battery to measure abuse resistance
■
We believe that Carrierwave approaches have hit new levels of abuse resistance and represent the most thoroughly tested technology
■
As we move forward, we plan to articulate our entire test battery –
physical, parenteral routes of administration and discrimination studies
■
Today we shall focus on NRP104 extraction studies

Regulatory Scheduling of Stimulants in U.S.
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Five classes of schedules under Controlled Substance Act of 1970
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Substances with high potential for abuse that have no currently accepted medical use in treatment in the United States are placed in Schedule I
■
Substances with currently accepted medical use in treatment in the United
States are placed in Schedules II – V based on their relative potential for abuse and addiction
•
Stimulants like phentermine, modafinil and diethyl-propion are classified as
Schedule IV while stimulants like amphetamine and methylphenidate are classified as Schedule II stimulants
■
FDA / DEA review all development (clinical and non clinical) and abuse liability data to determine scheduling classification of drug substance

Based on results to date management believes that NRP104 has a lower potential for abuse than other Schedule II stimulants
NRP104: Scheduling
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Currently unscheduled by the DEA in development
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NRP104 is pharmacologically inactive unless biotransformed via enzymatic reactions
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Results to date indicate that NRP104 would be unattractive to abuse
•
Tampering with NRP104 capsules to extract amphetamine is cumbersome, complex and results in low yields of amphetamine (<25% by weight)
•
LD50 of NRP104 is significantly larger (>10x) than LD50 of d-amphetamine
•
PK data indicate delayed release of d-amphetamine via oral administration compared to immediate release d-amphetamine products
■
As the term “immediate precursor” is defined under the CSA, 21 U.S.C. §
802(23), NRP104 is not an immediate precursor to d-amphetamine

NRP104
Extraction Studies

NRP104: Relevant abuse liability studies
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Preclinical
•
Discrimination studies in monkeys
•
Parenteral routes of administration studies
•
LD50 studies
•
Binding and metabolic studies
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Clinical
•
Dose ranging and dose attenuation study (NRP104.A01)
•
Intravenous study (NRP104.A02)
•
Comparator study to other drug substances (NRP104.A03)
•
Efficacy and safety studies
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Tampering/Extraction studies

Overview of Extraction Studies on NRP104
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Kitchen tests
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Garage tests
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Extraction studies
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Enzymatic solutions
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Base solutions
•
Buffered solutions
•
Acidic solutions

	Conc. HCL	Vinegar	Tap Water	Saturated Baking Powder	Saturated Baking Soda	Conc. NaOH
NRP104	0%	0%	0%	0%	0%	0%
Samples were heated at boiling for 60 minutes
% release of amphetamine from conjugate
Range of pH from acidic to basic
* % AUC
NRP104: Kitchen Tests

Solution (active ingredients)	d-amphetamine (1) (wt. % d-amphetamine)
	1 h	24 h
Lysol® Toilet (HCl)	0	0
Crete-nu (75% H3PO4)	0	0
CLR® (sulfamic acid, hydroxyacetic acid)	0	0
Roebic® Drain Flow™ (90% H2SO4)	0	0
Crown® Muriatic Acid (31.45% HCl)	0	0
Liquid-Plumr® (NaOH, NaClO, H2O2)	0	0
Brasso® (NH4OH)	0	0
Johnson® Wax Degreaser (K2CO3)	0	0
Lewis Red Devil® Lye® (NaOH)	0	0
Drain Power (NaOH, NaClO)	0	0
Savogran TSP (Na3PO4)	0	0
Johnson® Wax Stripper (NaOH)	0	0
Olympic® Deck Cleaner (NaOH, NaClO)	0	4
Windex® (NH4OH)	0	0
Greased Lightning® (basic components)	0	0
NRP104: Garage Tests

Solution	d-amphetamine (1) (wt. % d-amphetamine)
	1 h	24 h
Cellfood®	0	0
Drano® Max with Bacteria	0	0
VitälZym™	0	0
Omnigest™	0	0
Enforcer® Septic	0	0
Rid-X® Septic	0	0
Esterase	0	19
Pancreatin	0	0
Pepsin	0	0
Pronase	0	24
The enzyme list presented above is not comprehensive but management’s determination of the most relevant
Other enzymes used to study enzymatic stability did not show a release % greater than any indicated above
NRP104: Extraction studies in enzymatic
solutions

NRP104: Extraction Studies in Base Solutions
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Scope
•
Concentrations: 3M, 6M, 9M and 12M
•
Temperature conditions: Ambient, 90o C and 150o C (reflux)
•
Measurement time points (min.): 5, 15, 30, 60, 120, 180, 240
•
Sodium hydroxide, Potassium hydroxide, Sodium carbonate, Ammonium hydroxide, Diethyl amine, Triethyl amine
■
Results
•
3M sodium hydroxide at reflux was the most efficient with amphetamine yields of 25.40% by weight in base solutions
•
All other conditions resulted in amphetamine yields of less than 3% (by weight)
from NRP104 drug substance in base solutions

NRP104: Extraction studies in Buffered
Solutions
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Scope
•
Temperature conditions: Ambient, 90o C and 150o C (reflux)
•
Measurement time points (min.): 5, 15, 30, 60, 120, 180, 240
•
Buffers: Glycine/hydrochloric acid, Sodium acetate/acetic acid, Citric acid/sodium citrate, Potassium dihydrogen orthophosphate/sodium hydroxide,
Glycine/sodium hydroxide and Borax/sodium hydroxide
•
Concentrations: 0.1M and saturated
■
Results
•
Amphetamine yields from NRP104 drug substance remained below 0.4% by weight across the various conditions

NRP104: Extraction studies in Acidic Solutions
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Scope
•
Acids: Hydrochloric, Acetic, Sulfuric, Phosphoric, Nitric and Citric
•
Measurement time points (min.): 5, 15, 30, 60, 120, 180, 240
•
Concentrations: 10%, 25%, 50%, 75% and concentrated
•
Temperature conditions: Ambient, 90o C and 150o C (reflux)
■
Results
•
Minimal release (<10%) of amphetamine under ambient and 90o C conditions across the range of concentrations
•
At reflux conditions, only concentrated hydrochloric acid and 50% sulfuric acid released any meaningful amounts of amphetamine (85% and 59% by weight, respectively) but rendered the drug in an undesirable highly acidic solution

NRP104:
Extraction Studies in Acidic Solutions (cont’d)
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Scope
•
Solvents: 1-Butanol, Chloroform, Diethyl ether, Ethyl acetate, n-Heptane
Methylene chloride
•
Types: Neutralized extraction and non-neutralized extraction
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Results
•
Non-Neutralized extraction
➢
Recoveries of amphetamine from a highly acidic hydrolysis mixture were below 2% by weight
•
Neutralized extraction
➢
Recoveries of amphetamine from a highly acidic hydrolysis mixture in all solvents except 1-Butanol were below 3% by weight
➢
Recoveries of amphetamine from a highly acidic hydrolysis mixture using
1-Butanol was 62% by weight

NRP104
capsules
Extract NRP104
Drug Substance
Hydrolyze Drug
Substance
Extract Amphetamine
From Solution
Remove
Solvents
d-Amphetamine
Currently Marketed
Products
Extract
d-Amphetamine
d-Amphetamine
NRP104
Other Marketed Products
1.
2.
3.
5.
4.
6.
1.
2.
3.
Additional reduction in recovery percentages of
amphetamine (approximately 40% by weight) from
NRP104 caused by:
•
Decrease in amphetamine yield at increasing
volumes
•
Starting the recovery process with NRP104
capsules
NRP104: Extraction complexity

Conclusion
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Drug substance in NRP104 capsules is pharmacologically inactive
•
Drug substance has to be metabolized or biotransformed via enzymatic reactions to release d-amphetamine
•
Drug substance in currently marketed stimulants is active
■
Extracting amphetamine from NRP104 capsules is a complex, cumbersome multi-step process
■
Results to date indicate that the maximum percent (weight %) recovery of amphetamine by HPLC starting with NRP104 capsules, at relevant production scales, is less than 25%
■
Management believes that the complexity involved in extracting amphetamine from the NRP104 capsule and the low yields from the extraction process make NRP104 a less attractive drug for tampering